UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21662

CAPSTONE CHURCH CAPITAL FUND
(Exact name of Registrant as Specified in Charter)

3700 W. Sam Houston Parkway South, Suite 250
Houston, Texas 77042

(Address of principal executive offices)(Zip code)

Edward L. Jaroski
3700 W. Sam Houston Parkway South, Suite 250
Houston, Texas 77042

(Name and Address of Agent for Service)

Copies to:
David J. Harris
Dechert LLP
1775 Eye Street, N.W.
Washington, D.C. 20006

Registrant's telephone number, including Area Code: (800) 262-6631

Date of fiscal year end: September 30

Date of reporting period: March 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Semi-Annual Report

Capstone Church Capital Fund   (XCBFX)

March 31, 2012

CHURCH CAPITAL FUND

Dear Shareholder:

We are pleased to present the Semi-Annual Report for the Capstone Church Capital Fund (the “Fund”) for the period ending March 31, 2012. The Fund is an investment company focused on investing in church bonds and church mortgage loans. The Semi-Annual Report includes detailed information about the Fund, including performance information, portfolio holdings, financial statements and comments from the portfolio manager regarding the fixed income market and outlook.

The objective of the Fund is to provide a high level of current income with investments primarily in church bonds and church mortgage loans. Additionally, the Fund represents a unique opportunity for investors to participate in the growth and expansion of America's churches.

Fixed Income Market Overview

For most of calendar 2011, U.S. Treasuries outperformed all sectors of the bond market.  This outperformance was a result of the significant upheaval in Europe as Portugal, Italy, Ireland, Greece and Spain (PIIGS) reported that they would be hard pressed to meet their obligations.  Germany indicated their support but only in return for very unpopular austerity measures.  Fears of a complete meltdown in the European financial markets ensued.  Investors fled to the safety of U.S. Treasuries.  Yields were secondary.  In fact short treasuries occasionally traded at negative yields.  This trend reversed itself in the first calendar quarter of 2012 and corporate bonds significantly outperformed U.S. Treasuries.

Performance

The Capstone Church Capital Fund produced a -5.30% and -.68% total return at Net Asset Value for the six month and twelve month periods ending March 31, 2012 and September 30, 2011. The Barclays Capital U.S. Credit Index returned 7.67% and 4.56% for the six month and twelve month periods ending March 31, 2012 and September 30, 2011.

The Capstone Church Capital Fund performance reflects valuation procedures that utilize real estate sales and appraisals to assist with determining the fair value of underperforming and non performing bonds.  The 6 month return reflects the continuing deterioration in the overall real estate market and specifically in the church bonds and mortgages held by the Fund. The 12 month return reflects some improved stability in the church bonds and mortgages during that time period.  Churches continue to experience a decline in giving and a reduction in the underlying value of their real estate.

For the periods ending March 31, 2012, and December 31, 2011, the fund paid dividends of $0.11 per share and $0.27 per share, respectively.

Outlook

The church bond market has not improved since our last shareholder report.  The difficult environment we described in the last report continues and churches that have issued bonds are having a difficult time meeting their obligations.  The real estate market appears to have stabilized and has even improved slightly in some isolated pockets.  Unfortunately, this has not translated into improvement in the church bond market.  Lower valuations of church property continue to weigh down the valuations of bonds owned in the fund.  The fallout from the weak economy continues to make it difficult for churches to meet obligations that were incurred during better times.  We are working with the churches in our portfolio to restructure obligations where we can so the church can continue its mission and still make progress on their obligations.  This is a difficult process and will take time.  We continue to believe that church obligations remain a good place to invest but, as we have noted before, difficult times are negatively impacting giving and the value of the real estate which secures churches’ bonds and mortgages.  We cannot speculate when these difficult times will subside.

Thank you for selecting the Capstone Church Capital Fund

For more information about the Capstone Church Capital Fund, we invite you to contact us at 800-262-6631. You may also visit our website at www.capstonechurchcapitalfund.com.  We value your business, and we look forward to servicing your investment needs for many years to come.

Sincerely,

Edward L. Jaroski

President

Capstone Church Capital Fund

Claude C. Cody IV

Senior Vice President/Portfolio Manager

Capstone Church Capital Fund

Capstone Church Capital Fund
State Sector Diversification
March 31, 2012 (Unaudited)

The table below sets forth the diversification of the Capstone Church Capital Fund investments by State.

State Diversification - Bonds and Mortgages		Percent*
	Alabama	1.13%
	Arizona	9.08%
	California	19.23%
	Connecticut	1.37%
	Florida	17.76%
	Georgia	7.13%
	Illinois	2.04%
	Indiana	5.08%
	Louisiana	4.52%
	Maryland	0.06%
	Massachusetts	4.01%
	Michigan	0.14%
	Nevada	0.77%
	New Jersey	3.65%
	North Carolina	0.05%
	Ohio	1.64%
	Pennsylvania	1.41%
	Rhode Island	3.04%
	Tennessee	1.94%
	Texas	12.82%
	Virginia	0.02%
	Washington	1.23%
	Washington, DC	0.23%
	Total Bonds and Mortgages	98.35%
Other
	Short-Term Investments	2.23%
	Other	(0.58)%
		100.00%

* Percentages indicated are based on total net assets as of March 31, 2012.

The accompanying notes are an integral part of these financial statements.

Capstone Church Capital Fund
Schedule of Investments
March 31, 2012 (Unaudited)

Shares/Principal Amount			Fair Value

CHURCH MORTGAGE BONDS (a)

Alabama		1.13%
	East Memorial Baptist Church
124,000	7.80%, 04/15/2026		$123,368
32,000	7.80%, 10/15/2025		31,837
	First Baptist Church of Irondale (g)
22,000	7.50%, 04/10/2017		22,162
23,000	7.50%, 10/10/2017		23,193
24,000	7.50%, 04/10/2018		24,108
25,000	7.50%, 04/10/2019		25,145
28,000	7.50%, 04/10/2020		28,025
30,000	7.50%, 04/10/2021		29,850
25,000	7.50%, 10/10/2018		25,130
27,000	7.50%, 10/10/2019		27,170
28,000	7.50%, 10/10/2020		28,034
32,000	8.00%, 04/10/2022		32,058
31,000	8.00%, 10/10/2021		31,046
Arizona		9.08%
	First Southern Baptist Church of Lake Havasu City, Inc. (c)
32,000	7.60%, 03/19/2028		26,976
38,000	7.60%, 03/19/2029		32,034
41,000	7.60%, 03/19/2030		34,563
44,000	7.60%, 03/19/2031		37,092
48,000	7.60%, 03/19/2032		40,464
51,000	7.60%, 03/19/2033		42,993
55,000	7.60%, 03/19/2034		46,365
60,000	7.60%, 03/19/2035		50,580
64,000	7.60%, 03/19/2036		53,952
70,000	7.60%, 03/19/2037		59,010
75,000	7.60%, 03/19/2038		63,225
37,000	7.60%, 09/19/2028		31,191
40,000	7.60%, 09/19/2029		33,720
43,000	7.60%, 09/19/2030		36,249
46,000	7.60%, 09/19/2031		38,778
50,000	7.60%, 09/19/2032		42,150
54,000	7.60%, 09/19/2033		45,522
58,000	7.60%, 09/19/2034		48,894
62,000	7.60%, 09/19/2035		52,266
42,000	7.60%, 09/19/2036		35,406
72,000	7.60%, 09/19/2037		60,696
24,000	8.00%, 03/19/2023		20,378
25,000	8.00%, 09/19/2023		21,233
	NAOS, Inc., dba Pure Heart Christian Fellowship
2,700,000	6.90%, 07/15/2029		2,686,230
California		16.33%
	First Baptist Church of Clovis
16,000	7.30%, 04/15/2033		15,920
75,000	7.30%, 04/15/2034		74,625
81,000	7.30%, 04/15/2035		80,595
88,000	7.30%, 04/15/2036		87,560
94,000	7.30%, 04/15/2037		93,530
20,000	7.30%, 10/15/2030		19,900
73,000	7.30%, 10/15/2033		72,635
78,000	7.30%, 10/15/2034		77,610
84,000	7.30%, 10/15/2035		83,580
90,000	7.30%, 10/15/2036		89,550
	Kern Christian Center
20,000	7.60%, 04/01/2024		20,056
21,000	7.60%, 04/01/2025		21,067
21,000	7.60%, 10/01/2024		21,063
23,000	7.60%, 10/01/2025		23,078
	Montecito Park Union Church (g)
40,000	7.30%, 04/15/2023		40,096
43,000	7.30%, 04/15/2024		43,125
41,000	7.30%, 10/15/2023		41,111
45,000	7.30%, 10/15/2024		45,140
	Revival Pentecostal Tabernacle of San Diego
34,000	7.30%, 06/15/2030		33,823
36,000	7.30%, 06/15/2031		35,813
39,000	7.30%, 06/15/2032		38,797
42,000	7.30%, 06/15/2033		41,782
45,000	7.30%, 06/15/2034		44,766
49,000	7.30%, 06/15/2035		48,745
53,000	7.30%, 06/15/2036		52,724
57,000	7.30%, 06/15/2037		56,704
26,000	7.30%, 12/15/2029		25,865
36,000	7.30%, 12/15/2030		35,813
39,000	7.30%, 12/15/2031		38,797
41,000	7.30%, 12/15/2032		40,787
44,000	7.30%, 12/15/2033		43,771
48,000	7.30%, 12/15/2034		47,750
50,000	7.30%, 12/15/2035		49,740
54,000	7.30%, 12/15/2036		53,719
	San Bernardino Church of God Christian Centre (c) (e)
68,000	8.30%, 03/15/2024		38,325
73,000	8.30%, 09/15/2025		41,143
	Sonrise Baptist Church of Clovis (c) (d)
9,000	7.60%, 01/15/2030		4,842
32,000	7.60%, 01/15/2031		17,216
35,000	7.60%, 01/15/2032		18,830
37,000	7.60%, 01/15/2033		19,906
40,000	7.60%, 01/15/2034		21,520
43,000	7.60%, 01/15/2035		23,134
46,000	7.60%, 01/15/2036		24,748
50,000	7.60%, 01/15/2037		26,900
54,000	7.60%, 01/15/2038		29,052
1,000	7.60%, 07/15/2028		538
1,000	7.60%, 07/15/2030		538
33,000	7.60%, 07/15/2031		17,754
36,000	7.60%, 07/15/2032		19,368
13,000	7.60%, 07/15/2033		6,994
42,000	7.60%, 07/15/2034		22,596
45,000	7.60%, 07/15/2035		24,210
49,000	7.60%, 07/15/2036		26,362
52,000	7.60%, 07/15/2037		27,976
31,000	7.60%, 07/15/2038		16,678
	Trinity Southern Baptist Church of Livermore, California (g)
60,000	7.30%, 03/18/2029		59,700
124,000	7.30%, 03/18/2030		123,380
143,000	7.30%, 03/18/2032		142,285
153,000	7.30%, 03/18/2034		152,235
190,000	7.30%, 03/18/2036		189,050
48,000	7.20%, 09/18/2019		48,307
53,000	7.20%, 09/18/2020		53,064
50,000	7.30%, 09/18/2027		49,750
50,000	7.30%, 09/18/2028		49,750
60,000	7.30%, 09/18/2029		59,700
128,000	7.30%, 09/18/2030		127,360
148,000	7.30%, 09/18/2032		147,260
159,000	7.30%, 09/18/2033		158,205
211,000	7.30%, 09/18/2037		209,945
228,000	7.30%, 09/18/2038		226,860
	Victory Christian Center of the Desert, Inc. (c)
31,000	8.40%, 04/15/2021		29,484
34,000	8.40%, 04/15/2022		32,351
36,000	8.40%, 04/15/2023		34,268
40,000	8.40%, 04/15/2024		38,092
43,000	8.40%, 04/15/2025		40,962
47,000	8.40%, 04/15/2026		44,786
51,000	8.40%, 04/15/2027		48,205
55,000	8.40%, 04/15/2028		51,986
60,000	8.40%, 04/15/2029		56,712
65,000	8.40%, 04/15/2030		61,438
70,000	8.40%, 04/15/2031		66,164
76,000	8.40%, 04/15/2032		71,835
83,000	8.40%, 04/15/2033		78,452
90,000	8.40%, 04/15/2034		85,068
30,000	8.40%, 10/15/2020		28,698
32,000	8.40%, 10/15/2021		30,442
35,000	8.40%, 10/15/2022		33,310
38,000	8.40%, 10/15/2023		36,180
41,000	8.40%, 10/15/2024		39,053
45,000	8.40%, 10/15/2025		42,876
48,000	8.40%, 10/15/2026		45,749
53,000	8.40%, 10/15/2027		50,096
57,000	8.40%, 10/15/2028		53,876
62,000	8.40%, 10/15/2029		58,602
68,000	8.40%, 10/15/2030		64,274
74,000	8.40%, 10/15/2031		69,945
80,000	8.40%, 10/15/2032		75,616
87,000	8.40%, 10/15/2033		82,232
69,000	8.40%, 10/15/2034		65,219
	"The Well" Ministry of Rescue (c)
21,000	8.40%, 05/15/2020		17,860
23,000	8.40%, 05/15/2021		19,449
25,000	8.40%, 05/15/2022		21,282
27,000	8.40%, 05/15/2023		22,996
22,000	8.40%, 11/15/2020		18,718
24,000	8.40%, 11/15/2021		20,426
26,000	8.40%, 11/15/2022		22,139
28,000	8.40%, 11/15/2023		23,850
	The United Pentecostal Church of Modesto, Inc. (c) (d)
43,000	7.50%, 05/21/2021		27,537
45,000	7.50%, 05/21/2022		28,818
20,000	7.50%, 11/21/2020		12,888
43,000	7.50%, 11/21/2021		27,537
53,000	7.60%, 05/21/2024		34,206
56,000	7.60%, 05/21/2025		36,159
62,000	7.60%, 05/21/2026		40,046
66,000	7.60%, 05/21/2027		42,266
71,000	7.60%, 05/21/2028		45,468
89,000	7.60%, 05/21/2031		56,996
96,000	7.60%, 05/21/2032		61,478
103,000	7.60%, 05/21/2033		65,961
112,000	7.60%, 05/21/2034		71,725
51,000	7.60%, 11/21/2023		32,910
55,000	7.60%, 11/21/2024		35,508
59,000	7.60%, 11/21/2025		38,102
69,000	7.60%, 11/21/2027		44,188
73,000	7.60%, 11/21/2028		46,749
86,000	7.60%, 11/21/2030		55,074
92,000	7.60%, 11/21/2031		58,917
99,000	7.60%, 11/21/2032		63,400
115,000	7.60%, 11/21/2034		73,646
Connecticut		1.37%
	Full Gospel Foundation Building Ministries International (g)
19,000	7.50%, 01/21/2021		19,023
21,000	7.50%, 01/21/2022		20,891
22,000	7.50%, 01/21/2023		21,886
24,000	7.50%, 07/21/2023		23,875
23,000	7.60%, 01/21/2026		23,076
30,000	7.60%, 01/21/2027		30,108
32,000	7.60%, 01/21/2028		31,834
35,000	7.60%, 01/21/2029		34,818
38,000	7.60%, 01/21/2030		37,802
40,000	7.60%, 01/21/2031		39,792
43,000	7.60%, 01/21/2032		42,776
29,000	7.60%, 07/21/2026		29,101
33,000	7.60%, 07/21/2028		32,828
36,000	7.60%, 07/21/2029		35,813
39,000	7.60%, 07/21/2030		38,797
42,000	7.60%, 07/21/2031		41,782
45,000	7.60%, 07/21/2032		44,766
Florida		17.76%
	Abyssinia Missionary Baptist Church Ministries, Inc.
257,000	7.50%, 03/15/2027		258,002
212,000	7.50%, 03/15/2028		210,919
187,000	7.50%, 03/15/2029		186,046
166,000	7.50%, 09/15/2027		165,153
120,000	7.50%, 09/15/2028		119,388
145,000	7.50%, 09/15/2029		144,260
290,000	7.50%, 03/15/2030		288,521
332,000	7.50%, 09/15/2030		330,307
91,000	7.50%, 03/15/2031		90,536
	Bethel Baptist Institutional Church, Inc. (c) (d)
150,000	7.80%, 01/21/2021		66,015
75,000	7.90%, 01/21/2026		33,075
523,000	7.90%, 01/21/2030		228,708
124,000	7.90%, 07/21/2023		54,634
251,000	7.90%, 07/21/2025		110,666
129,000	7.90%, 07/21/2026		56,902
171,000	7.90%, 07/21/2027		74,778
218,000	7.90%, 07/21/2028		95,331
259,000	7.90%, 07/21/2030		113,261
	Celebration Baptist Church of Jacksonville, Florida, Inc.
17,000	8.10%, 06/15/2015		17,025
33,000	8.20%, 12/15/2015		32,809
29,000	8.40%, 12/15/2029		28,559
69,000	8.40%, 06/15/2021		67,951
74,000	8.40%, 06/15/2022		73,371
10,000	8.40%, 06/15/2025		9,927
24,000	8.40%, 06/15/2027		23,635
199,000	8.40%, 06/15/2034		195,975
65,000	8.40%, 12/15/2020		64,409
71,000	8.40%, 12/15/2021		70,382
71,000	8.40%, 12/15/2022		70,411
23,000	8.40%, 12/15/2026		22,841
32,000	8.40%, 12/15/2030		31,514
117,000	8.40%, 12/15/2032		115,222
84,000	8.40%, 12/15/2033		82,723
70,000	8.40%, 12/15/2034		68,936
	LifePoint Community Church of Tampa Bay, Inc.
71,000	8.40%, 04/20/2019		71,383
78,000	8.40%, 04/20/2020		78,055
84,000	8.40%, 04/20/2021		83,572
99,000	8.40%, 04/20/2023		99,198
108,000	8.40%, 04/20/2024		108,259
44,000	8.40%, 10/20/2018		44,216
75,000	8.40%, 10/20/2019		75,450
82,000	8.40%, 10/20/2020		82,074
89,000	8.40%, 10/20/2021		88,546
86,000	8.40%, 10/20/2022		86,155
43,000	8.40%, 10/20/2025		43,125
25,000	8.40%, 04/20/2031		24,872
100,000	8.40%, 10/20/2030		99,480
	Manifestations Worldwide, Inc.
29,000	7.60%, 03/17/2025		29,090
31,000	7.60%, 03/17/2026		31,109
33,000	7.60%, 03/17/2027		33,125
36,000	7.60%, 03/17/2028		35,820
38,000	7.60%, 03/17/2029		37,810
41,000	7.60%, 03/17/2030		40,795
44,000	7.60%, 03/17/2031		43,780
48,000	7.60%, 03/17/2032		47,760
52,000	7.60%, 03/17/2033		51,740
56,000	7.60%, 03/17/2034		55,720
60,000	7.60%, 03/17/2035		59,700
65,000	7.60%, 03/17/2036		64,675
70,000	7.60%, 03/17/2037		69,650
76,000	7.60%, 03/17/2038		75,620
8,000	7.60%, 09/17/2024		8,023
29,000	7.60%, 09/17/2025		29,096
33,000	7.60%, 09/17/2026		33,119
34,000	7.60%, 09/17/2027		33,830
38,000	7.60%, 09/17/2028		37,810
41,000	7.60%, 09/17/2029		40,795
44,000	7.60%, 09/17/2030		43,780
47,000	7.60%, 09/17/2031		46,765
51,000	7.60%, 09/17/2032		50,745
54,000	7.60%, 09/17/2033		53,730
59,000	7.60%, 09/17/2034		58,705
63,000	7.60%, 09/17/2035		62,685
68,000	7.60%, 09/17/2036		67,660
73,000	7.60%, 09/17/2037		72,635
79,000	7.60%, 09/17/2038		78,605
	Iglesia Cristiana La Nueva Jerusalem, Inc. (c) (d)
100,000	7.50%, 02/5/2031		78,540
54,000	7.50%, 08/5/2029		42,428
146,000	7.50%, 02/5/2029		114,727
112,000	7.50%, 02/5/2027		88,850
	Philadelphia Haitian Baptist Church of Orlando, Inc. (c) (d)
33,000	7.70%, 05/28/2013		20,001
26,000	7.70%, 11/28/2012		15,694
34,000	7.70%, 11/28/2013		20,662
35,000	7.80%, 05/28/2014		21,284
63,000	8.40%, 05/28/2021		37,643
68,000	8.40%, 05/28/2022		40,630
30,000	8.40%, 05/28/2024		18,060
86,000	8.40%, 05/28/2025		51,789
93,000	8.40%, 05/28/2026		56,023
154,000	8.40%, 05/28/2032		92,015
64,000	8.40%, 11/28/2021		38,240
32,000	8.40%, 11/28/2023		19,120
33,000	8.40%, 11/28/2024		19,869
91,000	8.40%, 11/28/2025		54,809
98,000	8.40%, 11/28/2026		59,045
42,000	8.40%, 11/28/2031		25,095
156,000	8.40%, 11/28/2032		93,210
	Truth For Living Ministries, Inc. (c) (d)
78,000	7.80%, 03/15/2024		41,597
81,000	7.80%, 09/15/2024		43,197
36,000	7.80%, 09/15/2027		19,199
49,000	7.80%, 03/15/2028		26,132
Georgia		5.46%
	Bible Baptist Church of Newnan, Inc. (c) (e)
32,000	7.60%, 03/01/2015		14,288
33,000	7.70%, 09/01/2015		14,685
11,000	7.80%, 09/01/2018		4,871
39,000	7.80%, 03/01/2018		17,343
46,000	7.80%, 03/01/2020		20,406
50,000	7.80%, 03/01/2021		22,060
45,000	7.80%, 09/01/2019		19,953
48,000	7.80%, 09/01/2020		21,173
50,000	7.90%, 03/01/2023		22,080
56,000	7.90%, 09/01/2022		24,724
38,000	7.90%, 03/01/2034		16,663
159,000	7.90%, 03/01/2036		69,721
89,000	7.90%, 09/01/2035		39,436
64,000	7.90%, 09/01/2036		28,365
54,000	8.00%, 03/01/2022		23,836
51,000	8.00%, 09/01/2021		22,506
	Restoration in the Word International Ministries, Inc. (c) (e) (j)
7,000	7.80%, 11/15/2017		3,091
6,000	7.80%, 05/15/2018		2,639
7,000	7.80%, 05/15/2019		3,083
8,000	7.80%, 05/15/2020		3,506
8,000	7.80%, 05/15/2021		3,485
7,000	7.80%, 11/15/2018		3,081
8,000	7.80%, 11/15/2019		3,525
8,000	7.80%, 11/15/2020		3,507
9,000	8.00%, 05/15/2022		3,947
9,000	8.00%, 11/15/2021		3,946
	Victory Baptist Church of Loganville, Inc.
67,000	7.90% ,01/15/2030		66,652
72,000	7.90%, 01/15/2031		71,626
78,000	7.90%, 01/15/2032		77,594
84,000	7.90%, 01/15/2033		83,563
90,000	7.90%, 01/15/2034		89,532
98,000	7.90%, 01/15/2035		97,490
106,000	7.90%, 01/15/2036		105,449
115,000	7.90%, 01/15/2037		114,402
123,000	7.90%, 01/15/2038		122,360
69,000	7.90%, 07/15/2030		68,641
74,000	7.90%, 07/15/2031		73,615
81,000	7.90%, 07/15/2032		80,579
87,000	7.90%, 07/15/2033		86,548
95,000	7.90%, 07/15/2034		94,506
101,000	7.90%, 07/15/2035		100,475
110,000	7.90%, 07/15/2036		109,428
119,000	7.90%, 07/15/2037		118,381
129,000	7.90%, 07/15/2038		128,329
42,000	8.00%, 01/15/2024		42,101
40,000	8.00%, 07/15/2023		40,088
Illinois
	First Baptist Church of Melrose Park (c) (d)	2.04%
35,000	7.80%, 06/12/2019		29,922
37,000	7.80%, 06/12/2020		31,476
41,000	7.80%, 06/12/2021		34,670
45,000	7.80%, 06/12/2022		38,052
37,000	7.80%, 12/12/2019		31,646
40,000	7.80%, 12/12/2020		34,036
42,000	7.80%, 12/12/2021		35,515
51,000	7.90%, 06/12/2024		43,462
56,000	7.90%, 06/12/2025		47,740
43,000	7.90%, 06/12/2030		36,361
112,000	7.90%, 06/12/2034		94,707
50,000	7.90%, 12/12/2023		42,600
54,000	7.90%, 12/12/2024		46,024
86,000	7.90%, 12/12/2030		72,722
24,000	7.90%, 12/12/2033		20,294
117,000	7.90%, 12/12/2034		98,935
48,000	8.00%, 06/12/2023		40,886
45,000	8.00%, 12/12/2022		38,322
Indiana		5.08%
	Madison Park Church of God, Inc.
70,000	7.90%, 01/31/2024		70,168
100,000	7.90%, 01/31/2025		100,280
100,000	7.90%, 01/31/2026		100,320
50,000	7.90%, 01/31/2027		50,175
100,000	7.90%, 01/31/2028		99,480
193,000	7.90%, 01/31/2029		191,996
169,000	7.90%, 01/31/2032		168,121
151,000	7.90%, 07/31/2025		151,453
95,000	7.90%, 07/31/2029		94,506
306,000	7.90%, 07/31/2031		304,409
196,000	8.00%, 01/31/2023		196,392
189,000	8.00%, 07/31/2022		189,340
	Mizpah, Inc. Ebenezer Missionary Baptist Church
27,000	7.90%, 06/22/2033		25,518
29,000	7.90%, 06/22/2034		27,408
32,000	7.90%, 06/22/2035		30,243
34,000	7.90%, 06/22/2036		32,133
38,000	7.90%, 06/22/2037		35,914
24,000	7.90%, 12/22/2031		22,682
26,000	7.90%, 12/22/2032		24,573
29,000	7.90%, 12/22/2033		27,408
31,000	7.90%, 12/22/2034		29,298
33,000	7.90%, 12/22/2035		31,188
36,000	7.90%, 12/22/2036		34,024
Louisiana		4.52%
	Living Way Apostolic Church, Inc.
43,000	7.80%, 04/20/2019		43,241
49,000	7.80%, 04/20/2021		48,750
44,000	7.80%, 10/20/2019		44,273
48,000	7.80%, 10/20/2020		48,053
52,000	7.80%, 10/20/2021		51,735
73,000	7.90%, 04/20/2026		73,241
79,000	7.90%, 04/20/2027		78,597
85,000	7.90%, 04/20/2028		84,567
47,000	7.90%, 04/20/2029		46,760
100,000	7.90%, 04/20/2030		99,490
103,000	7.90%, 04/20/2031		102,475
91,000	7.90%, 04/20/2032		90,536
126,000	7.90%, 04/20/2033		125,357
136,000	7.90%, 04/20/2034		135,306
70,000	7.90%, 10/20/2025		70,224
88,000	7.90%, 10/20/2028		87,551
96,000	7.90%, 10/20/2029		95,510
103,000	7.90%, 10/20/2030		102,475
15,000	7.90%, 10/20/2031		14,923
121,000	7.90%, 10/20/2032		120,383
141,000	7.90%, 10/20/2034		140,281
53,000	8.00%, 04/20/2022		53,090
56,000	8.00%, 10/20/2022		56,112
Maryland		0.06%
	Ark of Safety Christian Church, Inc. (c)
40,000	8.00%, 04/15/2029		25,872
Massachusetts		4.01%
	Harvest Ministries of New England, Inc.
12,000	7.30%, 02/20/2025		12,038
67,000	7.30%, 02/20/2026		67,235
71,000	7.30%, 02/20/2027		71,277
76,000	7.30%, 02/20/2028		75,612
83,000	7.30%, 02/20/2029		82,577
89,000	7.30%, 02/20/2030		88,546
95,000	7.30%, 02/20/2031		94,515
95,000	7.30%, 02/20/2033		94,515
118,000	7.30%, 02/20/2034		117,398
127,000	7.30%, 02/20/2035		126,352
64,000	7.30%, 08/20/2025		64,211
69,000	7.30%, 08/20/2026		69,255
75,000	7.30%, 08/20/2027		74,618
80,000	7.30%, 08/20/2028		79,592
85,000	7.30%, 08/20/2029		84,567
99,000	7.30%, 08/20/2031		98,495
63,000	7.30%, 08/20/2032		62,679
114,000	7.30%, 08/20/2033		113,419
132,000	7.30%, 08/20/2035		131,327
Michigan		0.14%
	Living Bread Ministries, Inc. (c) (d)
10,000	7.50%, 02/15/2016		3,303
22,000	7.50%, 02/15/2017		7,234
24,000	7.50%, 02/15/2018		7,906
26,000	7.50%, 02/15/2019		8,536
21,000	7.50%, 08/15/2016		6,896
22,000	7.50%, 08/15/2017		7,240
24,000	7.50%, 08/15/2018		7,874
26,000	7.50%, 08/15/2019		8,541
New Jersey		1.76%
	International Faith Ministries, Inc. (c) (d)
13,000	7.90%, 05/10/2023		9,700
15,000	7.90%, 05/10/2024		11,196
16,000	7.90%, 05/10/2025		11,947
24,000	7.90%, 05/10/2028		17,777
27,000	7.90%, 05/10/2029		19,999
30,000	7.90%, 05/10/2030		22,221
33,000	7.90%, 05/10/2031		24,443
36,000	7.90%, 05/10/2032		26,665
40,000	7.90%, 05/10/2033		29,628
44,000	7.90%, 05/10/2034		32,591
48,000	7.90%, 05/10/2035		35,554
52,000	7.90%, 05/10/2036		38,516
61,000	7.90%, 05/10/2037		45,183
24,000	7.90%, 11/10/2023		17,911
26,000	7.90%, 11/10/2024		19,412
28,000	7.90%, 11/10/2025		20,910
22,000	7.90%, 11/10/2027		16,295
35,000	7.90%, 11/10/2028		25,924
37,000	7.90%, 11/10/2029		27,406
41,000	7.90%, 11/10/2030		30,369
33,000	7.90%, 11/10/2031		24,443
48,000	7.90%, 11/10/2032		35,554
56,000	7.90%, 11/10/2034		41,479
61,000	7.90%, 11/10/2035		45,183
66,000	7.90%, 11/10/2036		48,886
11,000	8.00%, 05/10/2022		8,204
22,000	8.00%, 11/10/2022		16,410
North Carolina		0.05%
	Accumulated Resources of Kindred Spirits (c) (e)
62,142	7.75%, 12/01/2009		18,437
Ohio		1.64%
	Worldview Community Church (c)
15,000	7.50%, 06/12/2018		5,940
60,000	7.50%, 12/12/2020		23,676
62,000	7.50%, 06/12/2021		24,316
65,000	7.50%, 12/12/2021		25,493
67,000	8.00%, 06/12/2022		26,458
70,000	8.00%, 12/12/2022		27,650
73,000	7.60%, 06/12/2023		28,842
75,000	7.60%, 12/12/2023		29,640
78,000	7.60%, 06/12/2024		30,833
82,000	7.60%, 12/12/2024		32,415
84,000	7.60%, 06/12/2025		33,214
109,000	7.60%, 06/12/2032		42,750
118,000	7.60%, 12/12/2029		46,280
127,000	7.60%, 12/12/2030		49,809
132,000	7.60%, 06/12/2031		51,770
148,000	7.60%, 12/12/2032		58,046
153,000	7.60%, 06/12/2033		60,007
159,000	7.60%, 12/12/2033		62,360
Pennsylvania		1.41%
	Impacting Your World Ministries, Inc.
25,000	7.00%, 09/10/2012		25,030
26,000	7.20%, 03/10/2013		26,244
34,000	7.20%, 03/10/2014		34,439
34,000	7.20%, 09/10/2013		34,428
43,000	7.20%, 09/10/2014		43,546
43,000	7.30%, 03/10/2015		43,460
47,000	7.30%, 03/10/2016		47,240
46,000	7.30%, 09/10/2015		46,322
49,000	7.30%, 09/10/2016		48,936
51,000	7.40%, 03/10/2017		51,158
52,000	7.40%, 09/10/2017		52,198
55,000	7.50%, 03/10/2018		55,506
56,000	7.50%, 09/10/2018		56,280
Rhode Island		3.04%
	The Cathedral of Life Christian Assembly
7,000	7.60%, 08/15/2037		6,964
10,000	7.50%, 08/15/2016		10,059
11,000	7.50%, 08/15/2017		11,088
15,000	7.30%, 08/15/2014		15,215
23,000	7.50%, 02/15/2021		23,030
23,000	7.50%, 08/15/2020		23,023
25,000	7.50%, 02/15/2022		24,873
25,000	7.50%, 08/15/2021		24,873
26,000	8.00%, 08/15/2022		26,047
28,000	8.00%, 02/15/2023		28,056
35,000	7.60%, 08/15/2026		35,122
37,000	7.60%, 02/15/2027		37,137
39,000	7.60%, 08/15/2027		38,801
40,000	7.60%, 02/15/2028		39,796
41,000	7.60%, 08/15/2028		40,791
43,000	7.60%, 02/15/2029		42,781
45,000	7.60%, 08/15/2029		44,770
46,000	7.60%, 02/15/2030		45,765
48,000	7.60%, 08/15/2030		47,755
50,000	7.60%, 02/15/2031		49,745
52,000	7.60%, 08/15/2031		51,735
53,000	7.60%, 02/15/2032		52,730
58,000	7.60%, 02/15/2033		57,704
58,000	7.60%, 02/15/2037		57,704
60,000	7.60%, 08/15/2033		59,694
62,000	7.60%, 02/15/2034		61,684
62,000	7.60%, 08/15/2036		61,684
65,000	7.60%, 08/15/2034		64,668
67,000	7.60%, 02/15/2035		66,658
70,000	7.60%, 08/15/2035		69,643
Tennessee		1.94%
	Grace Christian Fellowship Church, Inc. (c)
20,000	8.40%, 07/18/2029		8,806
21,000	8.40%, 04/18/2031		9,248
30,000	8.40%, 01/18/2029		13,209
34,000	8.40%, 07/18/2024		15,086
35,000	8.40%, 10/18/2028		15,414
38,000	8.40%, 07/18/2021		16,731
38,000	8.40%, 07/18/2031		16,731
39,000	8.40%, 10/18/2021		17,176
40,000	8.40%, 01/18/2022		17,728
41,000	8.40%, 04/18/2022		18,175
41,000	8.40%, 07/18/2022		18,175
42,000	8.40%, 10/18/2022		18,623
44,000	8.40%, 01/18/2023		19,510
44,000	8.40%, 04/18/2023		19,514
45,000	8.40%, 07/18/2023		19,958
46,000	8.40%, 10/18/2023		20,406
47,000	8.40%, 01/18/2024		20,849
47,000	8.40%, 04/18/2024		20,854
50,000	8.40%, 10/18/2024		22,185
51,000	8.40%, 01/18/2025		22,629
52,000	8.40%, 04/18/2025		23,078
52,000	8.40%, 04/18/2029		22,901
54,000	8.40%, 10/18/2025		23,971
56,000	8.40%, 01/18/2026		24,858
56,000	8.40%, 04/18/2026		24,864
58,000	8.40%, 10/18/2026		25,752
60,000	8.40%, 01/18/2027		26,640
75,000	8.40%, 10/18/2029		33,030
77,000	8.40%, 01/18/2030		33,903
78,000	8.40%, 04/18/2030		34,351
81,000	8.40%, 07/18/2030		35,664
81,000	8.40%, 10/18/2030		35,672
88,000	8.40%, 10/18/2031		38,755
100,000	8.40%, 04/18/2033		44,040
Texas		8.57%
	Friendship West Baptist Church, Inc.
200,000	7.40%, 06/15/2017		201,540
100,000	7.60%, 06/15/2018		100,460
	The Fellowship at Cinco Ranch, Inc.
25,000	7.20%, 03/19/2025		25,083
118,000	7.20%, 03/19/2026		118,437
72,000	7.20%, 03/19/2027		72,288
136,000	7.20%, 03/19/2028		135,320
146,000	7.20%, 03/19/2029		145,270
157,000	7.20%, 03/19/2030		156,215
49,000	7.20%, 03/19/2031		48,755
93,000	7.20%, 09/19/2025		93,325
122,000	7.20%, 09/19/2026		122,476
132,000	7.20%, 09/19/2027		131,340
141,000	7.20%, 09/19/2028		140,295
152,000	7.20%, 09/19/2029		151,240
162,000	7.20%, 09/19/2030		161,190
139,000	7.20%, 09/19/2031		138,305
94,000	8.00%, 03/19/2023		94,207
99,000	8.00%, 09/19/2023		99,238
	New Life Christian Ministry, Inc.
100,000	7.50%, 04/15/2024		99,490
20,000	7.80%, 06/15/2021		19,896
19,000	7.80%, 12/15/2020		19,021
23,000	7.90%, 06/15/2023		23,051
23,000	7.90%, 12/15/2022		23,046
24,000	7.90%, 12/15/2023		24,058
21,000	8.00%, 06/15/2022		21,036
21,000	8.00%, 12/15/2021		21,031
	Iglesia Templo Jerusalen
36,000	7.90%, 06/12/2033		35,813
37,000	7.90%, 12/12/2032		36,808
46,000	7.90%, 12/12/2027		45,761
48,000	7.90%, 06/12/2029		47,750
58,000	7.90%, 06/12/2028		57,698
60,000	7.90%, 12/12/2028		59,688
65,000	7.90%, 12/12/2029		64,662
68,000	7.90%, 06/12/2030		67,646
76,000	7.90%, 12/12/2033		75,605
79,000	7.90%, 12/12/2035		78,589
86,000	7.90%, 12/12/2036		85,553
93,000	7.90%, 06/12/2034		92,516
96,000	7.90%, 12/12/2034		95,501
100,000	7.90%, 06/12/2035		99,480
108,000	7.90%, 06/12/2036		107,438
Virginia		0.02%
	New Life Anointed Ministries International, Inc. (c)
171,000	7.80%, 06/21/2020		1,710
64,000	7.80%, 06/21/2022		640
103,000	7.80%, 06/21/2024		1,030
100,000	7.80%, 12/21/2020		1,000
60,000	7.80%, 12/21/2023		600
142,000	7.80%, 12/21/2025		1,420
124,000	7.80%, 06/21/2023		1,240
115,000	7.80%, 12/21/2024		1,150
Washington		1.23%
	Cascade Christian Center of Skagit Valley (c) (d) (g)
3,000	8.40%, 04/20/2028		2,123
4,000	8.40%, 10/20/2036		2,830
6,000	8.40%, 04/20/2035		4,246
9,000	8.40%, 04/20/2033		6,368
10,000	8.40%, 04/20/2026		7,134
11,000	8.40%, 10/20/2026		7,848
20,000	8.40%, 04/20/2027		14,152
20,000	8.40%, 10/20/2021		14,152
21,000	8.40%, 04/20/2022		14,958
22,000	8.40%, 10/20/2022		15,675
23,000	8.40%, 04/20/2023		16,390
24,000	8.40%, 04/20/2024		17,110
24,000	8.40%, 10/20/2023		17,107
26,000	8.40%, 10/20/2024		18,538
28,000	8.40%, 10/20/2030		19,813
38,000	8.40%, 04/20/2036		26,889
44,000	8.40%, 04/20/2031		31,134
46,000	8.40%, 10/20/2031		32,550
48,000	8.40%, 04/20/2032		33,965
48,000	8.40%, 10/20/2035		33,965
50,000	8.40%, 10/20/2032		35,380
54,000	8.40%, 10/20/2033		38,210
57,000	8.40%, 04/20/2034		40,333
58,000	8.40%, 10/20/2034		41,041
Washington, DC		0.23%
	Metropolitan Baptist (c) (d)
45,000	8.40%, 07/12/2018		7,830
77,000	8.20%, 01/12/2015		13,467
80,000	8.30%, 07/12/2015		13,984
98,000	8.40%, 01/12/2018		17,111
100,000	8.40%, 01/12/2027		17,230
130,000	8.40%, 01/12/2033		22,399

Total Church Mortgage Bonds (Cost $42,464,369)		86.87%	34,825,953

CHURCH MORTGAGE LOANS (b)

California		2.90%
	Mount Olive Missionary Baptist Church of Fresno (f) (i)
964,131	3.50%, 08/01/2013		689,354
	The Sound of His Voice Christian Fellowship, Inc. (c) (e)
1,034,864	7.75%, 09/01/2037		473,657
Georgia		1.67%
	God First Breakthrough Ministries, Inc. (f)
1,074,166	6.50%, 03/01/2014		668,991
Nevada		0.77%
	Iglesia Chrisiana Verbo De Dios, Inc. (h) (i)
426,042	0.00%, 01/01/2014		309,264
New Jersey		1.89%
	Igreja Batista Do Calvario
760,151	8.75%, 08/01/2038		756,350
Texas		4.25%
	Pleasant Grove Missionary Baptist Foundation (c)
1,711,033	7.50%, 08/01/2033		1,702,478

Total Church Mortgage Loans (Cost $5,970,387)		11.48%	4,600,094

SHORT TERM INVESTMENTS		2.23%

Money Market Funds
894,852	Fifth Third Institutional Money Market - 0.07%*		894,852
	(Cost $894,852)

Total Investments - (Cost $49,329,608)		100.58%	$40,320,899

LIABILITIES IN EXCESS OF OTHER ASSETS		(0.58)%	(233,070)

Net Assets		100.00%	$40,087,829

(a)  The Issuer has the right to redeem the Bonds on any quarterly anniversary of the issue date, in whole or in part,   without premium or penalty.  The Issuer does not have the right to extend the terms of the offering.  The Bonds are generally considered to be illiquid due to the limited, if any, secondary market.

(b)  The Mortgagee has the right to prepay the Loans at any time.  The Loans are generally considered to be illiquid due to the limited, if any, secondary market.  The Fund participates in the principal and interest payments from the Mortgagee with the California Baptist Foundation's Church Loan Fund.

See Note 3.
(c) In default. Security is considered non-income producing, as no interest was paid on the last interest payment date prior to March 31, 2012.
(d) The trustee of the issuer has initiated foreclosure proceedings against the bond issuer and/or the bond issuer is in bankruptcy or forbearance.
(e) The trustee of the issuer has completed foreclosure proceedings against the bond issuer.
(f) In default. Security is considered income producing; however, interest payments received on the last interest payment date represented only a portion of the total interest due.
(g) Security is pledged as collateral for the note payable.
(h) Represents non-income producing security.
(i) The trustee of the issuer has completed restructuring of the mortgage. The restructured terms reduced the interest rate and shortened the maturity period.
(j) The trustee of the issuer has completed the sale of the property.

* Variable rate security; the coupon rate shown represents the yield at March 31, 2012.

Capstone Church Capital Fund
Statement of Assets and Liabilities
March 31, 2012 (Unaudited)

Assets:
Investments in Securities, at Fair Value (Cost $49,329,608)	$ 40,320,899
Receivables:
Interest	441,032
Prepaid Expenses	4,571
Total Assets	40,766,502
Liabilities:

Accrued Management Fees (Note 4)	15,420
Accrued Administrative Fees (Note 4)	4,989
Accrued Service Fees (Note 4)	5,119
Accrued Compliance Fees (Note 4)	3,182
Accrued Legal and Professional Fees	9,201
Accrued Interest (Note 8)	17,237
Other Accrued Expenses	23,525
Note Payable (Note 8)	600,000
Total Liabilities	678,673
Net Assets	$ 40,087,829

Net Assets Consist of:
Paid In Capital	$ 49,761,379
Distributions in Excess of Accumulated Undistributed Net Investment Income	(559,536)
Accumulated Undistributed Realized Loss on Investments	(105,305)
Unrealized Depreciation in Fair Value of Investments	(9,008,709)
Net Assets, for 2,060,256 Shares Outstanding (6,200,000 Shares Authorized)	$ 40,087,829

Net Asset Value per share ($40,087,829/2,060,256 shares)	$ 19.46
Maximum offering price per share (Net Asset Value per share/.9675) (Note 1)	$ 20.11

The accompanying notes are an integral part of these financial statements.

Capstone Church Capital Fund
Statement of Operations
For the six months ended March 31, 2012 (Unaudited)

Investment Income:
Interest	$ 953,798
Total Investment Income	953,798

Expenses:
Advisory Fees (Note 4)	94,366
Service Fees (Note 4)	52,410
Audit Fees	42,881
Interest Expense	48,133
Legal Fees	25,279
Appraisal Fees	20,083
Transfer Agent and Accounting Fees	22,804
Miscellaneous Fees	22,966
Trustees' Retainer and Meeting Expenses	9,997
Administrative Fees (Note 4)	15,727
Registration Fees	12,810
Printing and Mailing Fees	11,806
Compliance Fees (Note 4)	15,973
Custody Fees	3,905
Insurance Expense	3,047
Total Expenses	402,187
Voluntary Expense Waiver from the Distributor (Note 4)	(20,899)
Net Expenses	381,288

Net Investment Income	572,510

Realized and Unrealized (Loss) on Investments:
Realized Loss on Investments	(37,366)
Net Change in Unrealized Depreciation on Investments	(2,805,442)
Realized and Unrealized Loss on Investments	(2,842,808)

Net Decrease in Net Assets Resulting from Operations	$ (2,270,298)

The accompanying notes are an integral part of these financial statements.

Capstone Church Capital Fund
Statements of Changes in Net Assets

	(Unaudited)
	Six Months
	Ended	Year Ended
	3/31/2012	9/30/2011
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 572,510	$ 1,844,951
Net Realized Loss on Investments	(37,366)	(64,800)
Change in Unrealized Depreciation on Investments	(2,805,442)	(2,077,077)
Net Decrease in Net Assets Resulting from Operations	(2,270,298)	(296,926)

Distributions to Shareholders:
Net Investment Income	(780,170)	(2,008,998)
Total Dividends and Distributions Paid to Shareholders	(780,170)	(2,008,998)

Capital Share Transactions:
Proceeds from Sale of Shares	26,526	38,483
Shares Issued on Reinvestment of Dividends	180,954	849,368
Cost of Shares Repurchased	(2,283,018)	(2,584,647)
Net Decrease from Shareholder Activity	(2,075,538)	(1,696,796)

Net Assets:
Net Decrease in Net Assets	(5,126,006)	(4,002,720)
Beginning of Period	45,213,835	49,216,555
End of Period (Including Distributions in Excess of Accumulated
Undistributed Net Investment Loss of ($560,349) and ($351,876), respectively	$ 40,087,829	$ 45,213,835

Share Transactions:
Shares Sold	1,337	1,561
Shares Issued on Reinvestment of Dividends	8,942	39,342
Shares Repurchased	(108,934)	(117,125)
Net Decrease in Shares	(98,655)	(76,222)
Outstanding at Beginning of Period	2,158,911	2,235,133
Outstanding at End of Period	2,060,256	2,158,911

The accompanying notes are an integral part of these financial statements.

Capstone Church Capital Fund
Statement of Cash Flows
For the six months ended March 31, 2012 (Unaudited)

Cash flows from operating activities:
Net decrease in net assets resulting from operations	$ (2,270,298)
Adjustments to reconcile net decrease in net assets from
operations to net cash provided by (used for) operating activities:
Proceeds from disposition of long-term investment securities	978,053
Sale of short-term investments, net	1,717,557
Decrease in Prepaid Expenses	8,461
Decrease in Interest Receivable	223,585
Decrease in Accrued Expenses	(44,458)
Unrealized depreciation on investments	2,805,442
Realized loss from investments	37,366
Net cash provided by operating activities	$ 3,455,708

Cash flows provided by (used for) financing activities:
Repayment on note payable	$ (600,000)
Proceeds from shares sold	26,526
Distributions paid in cash	(599,216)
Payments for shares purchased	(2,283,018)
Net cash provided by (used for) financing activities	(3,455,708)

Net increase/(decrease) in cash	$ -

Cash (excluding short-term investments):
Beginning balance	-
Ending balance	$ -

Supplemental disclosure of cash flow information:
Non-cash financing activities not included herein consist of reinvestment of dividends of $180,954.

Interest paid during the year ended March 31, 2012 amounted to $48,133.

The accompanying notes are an integral part of these financial statements

Capstone Church Capital Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	(Unaudited)
	Six Months
	Ended		Year ended	Year ended	Year ended	Year ended	Year ended
	3/31/2012		9/30/2011	9/30/2010	9/30/2009	9/30/2008	9/30/2007

Net Asset Value, at Beginning of Year (a)	$ 20.94		$ 22.02	$ 23.59	$ 23.84	$ 23.98	$ 23.97

Income From Investment Operations:
Net Investment Income (b)	0.28		0.86	1.15	1.33	1.43	1.55
Net Loss on Securities (Realized and Unrealized)	(1.38)		(1.00)	(1.51)	(0.21)	(0.09)	(0.09)
Total from Investment Operations	(1.10)		(0.14)	(0.36)	1.12	1.34	1.46

Distributions:
Net Investment Income	(0.38)		(0.94)	(1.21)	(1.35)	(1.48)	(1.45)
Return of capital	-		-	-	(0.02)	-	-
Total from Distributions	(0.38)		(0.94)	(1.21)	(1.37)	(1.48)	(1.45)

Repurchase Fees	-		-	-	-	-	-	(c)

Net Asset Value, at End of Year (a)	$ 19.46		$ 20.94	$ 22.02	$ 23.59	$ 23.84	$ 23.98

Market Value (d)	$ -		$ -	$ -	$ -	$ -	$ -

Total Return (e)	(5.30)%		(0.68)%	(1.72)%	4.84%	5.75%	6.27%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 40,088		$ 45,214	$ 49,217	$ 57,207	$ 48,504	$ 15,285
Before Reimbursements, Waivers and Recoupments
Ratio of Expenses to Average Net Assets	1.92%	(f)	1.92%	1.14%	1.17%	1.22%	1.96%
Ratio of Net Investment Income (Loss) to Average Net Assets	2.64%	(f)	3.88%	4.83%	5.45%	5.77%	5.46%
After Reimbursements, Waivers and Recoupments
Ratio of Expenses to Average Net Assets	1.82%	(f)	1.82%	1.06%	1.00%	1.00%	1.00%
Ratio of Net Investment Income to Average Net Assets	2.74%	(f)	3.98%	4.91%	5.62%	5.99%	6.42%
Portfolio Turnover	0.00%		0.00%	0.00%	4.19%	17.74%	22.59%
Average Short-term Borrowing Outstanding	$ 788,525		$ 1,163,836	$ 0	$ 0	$ 0	$ 0
Weighted Average Fund Shares Outstanding (Thousands)	2,060		2,144	N/A	N/A	N/A	N/A
Average Short-term Borrowing Outstanding Per Share	$ 0.38		$ 0.54	N/A	N/A	N/A	N/A
Asset Coverage	6781%		3868%	N/A	N/A	N/A	N/A

(a) Price does not include sales charge. A maximum sales charge of 3.25%, unless waived or reduced, was applicable to sale of Fund shares prior to December 7, 2006.
Pursuant to a waiver by the Fund's distributor, from January 28, 2007 through January 28, 2009, no sales charge is applicable to sales of Fund shares.

A maximum sales charge of 1.50%, unless waived or reduced, was applicable to sale of Fund shares beginning January 29, 2009.   Effective August 1, 2010, the maximum sales charge of 3.25%, unless waived or reduced, was applicable to sales of Fund shares.

(b) Amount calculated based on average shares outstanding throughout the year.
(c) Rounds to less than $.005 per share.
(d) There is no established secondary market for the Fund's shares.

(e) Total return is computed assuming shares are purchased and redeemed at the Fund's net asset value and excludes the effect of sales charges and repurchase fees.  Dividends are assumed to be reinvested at the Fund's net asset value.

(f) Annualized
N/A Not applicable

The accompanying notes are an integral part of these financial statements.

CAPSTONE CHURCH CAPITAL FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

MARCH 31, 2012

(1)

ORGANIZATION

The Capstone Church Capital Fund (the "Fund") is a non-diversified closed-end management investment company. The Fund was organized as a Delaware statutory trust in October 2004, and is registered with the Securities and Exchange Commission (“SEC”).  The Fund’s principal business is investing its assets in mortgage bonds and mortgage loan obligations issued by churches and other Christian non-profit organizations that have a stated Christian mission (“Borrowers”). Church mortgage bonds are corporate debt securities issued by U.S. local churches, denominations and associations, educational institutions, and other Christian mission related organizations for  purposes including construction, purchase or refinancing of existing real property.  Church mortgage loans are obligations of Borrowers issued for various purposes, including construction, property purchases or refinancing of existing real property.  The Fund may invest up to 20% of its net assets plus any borrowings for investment purposes in short-term money market instruments and other non-church mortgage bond and non-church mortgage loan investments.  Investments in short-term money market instruments will reduce the Fund’s overall portfolio maturity and may reduce the Fund’s yield.

A sales charge generally ranging from 3.25% to 0.50% of the offering price became effective August 1, 2010.  From January 29, 2009 through July 31, 2010, a sales charge generally ranging from 1.50% to 1.00% of the offering price, declining to 0% for investments over $1,000,000, was in effect.  From December 7, 2006 through January 28, 2009, the Fund’s shares were not subject to a sales charge.  Prior to December 7, 2006, the Fund's shares were continuously offered subject to a sales charge generally ranging from 3.25% to .50% of the offering price.   Currently, there is no established secondary market for the Fund’s shares nor is one expected to develop.  Pursuant to a fundamental policy, in effect through October 2010, the Fund made an offer each calendar quarter to repurchase, at net asset value, a portion of its outstanding shares.  The percentage of the outstanding shares subject to repurchase was set quarterly by the Board of Trustees and was no less than 5% and no more than 25% of the Fund’s outstanding shares.   The deadline for submitting repurchase requests was 4:00PM Eastern Time on the last business day of each calendar quarter, unless shareholders are otherwise notified.  The Fund’s net asset value for the repurchase offer was computed no more than 14 days after the repurchase request deadline.  On November 29, 2010, the Fund received shareholder approval to modify this fundamental policy to make such repurchase offer annually.  The deadline for submitting repurchase requests is be 4:00 PM Eastern Time on the last business day of each September, unless shareholders are otherwise notified.  The percentage of the outstanding shares subject to repurchase will be set annually by the Board of Trustees and would be no less than 5% and no more than 25% of the Fund’s outstanding shares.  The Fund’s net asset value for the repurchase offer would be computed no more than 14 days after the repurchase deadline.  See Note 5.

(2)

INVESTMENT OBJECTIVE:

The Fund’s investment objective is to provide a high level of current income.  It seeks to achieve this objective through investing primarily in church mortgage bonds and church mortgage loans.

(3)

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period.  Actual results could differ from those estimates.  The following summarizes the significant accounting policies of the Fund.

Security Valuation

The Fund’s investments in church mortgage bonds and church mortgage loans are generally considered to be illiquid due to the limited, if any, secondary market for these bonds. In the absence of such secondary market, the Fund values investments in church mortgage bonds on the basis of readily available market quotations or, lacking such quotations, at fair value as determined under policies approved by and under the general oversight of the Board of Trustees.

In determining fair value, all relevant qualitative and quantitative factors available are considered.  These factors are subject to change over time and are reviewed periodically.  The Adviser’s fair valuation process is reviewed and refined by the Adviser’s internal Valuation Committee no less than monthly and is subject to quarterly review and approval from the Fund’s Board of Trustees.

Fair value is generally determined using a matrix formula (Market Approach) that derives a price based on relevant factors, including principal amount, interest rate, term, credit quality and spreads determined under a church bond benchmark yield curve.  Capstone Asset Management Company (“CAMCO” or “Adviser”) constructs and maintains a church bond benchmark yield curve based on new issue church bonds meeting the Fund’s investment requirements.  The Adviser obtains credit research and analysis from various industry sources, including the underwriters of a significant volume of church mortgage bonds from which the Fund has acquired the substantial majority of its investments in church mortgage bonds and church mortgage loans.

When the bond issue becomes delinquent on interest, principal, sinking fund payments or when significant principal or balloon payments are due within the next 3 years, it is the judgment of the Adviser that the credit quality of the issuer may be impacted.  Pursuant to fair value procedures adopted by the Fund’s Board of Trustees, the Adviser will determine an adjustment to the matrix price.   The relevant inputs that the Adviser may consider in establishing the fair value include, but would not be limited to:

-

the general conditions in the church bond market and the overall financial market

-

the transaction price of any recent sales or purchases of the security

-

the transaction price, maturity and yield-to-maturity of any other fixed income security of the issuer

-

the estimated value of the underlying collateral

-

the issuer’s payment history, including the consideration of default on interest payments and/or delinquency of sinking fund payments; as well as conditions for accrual of interest and consideration of the collectability of accrued interest

In addition, the fair value procedures also have specific provisions for treatment of defaulted bonds.  When it becomes more than a remote possibility that foreclosure proceedings are probable, the Adviser will take an Income Approach to the valuation of the securities.  The relevant inputs that the Adviser may consider in using the Income Approach to determine a fair value include, but would not be limited to:

-

any current independent appraisal values

-

any current listing price

-

index adjusted appraisal values based on published real estate sources

-

estimated costs associated with the disposition of the property (7.00% - 10.25%)

-

risk adjusted discount rate (4.95% - 6.50%)

-

estimated time to sell in years (1 – 3 years)

-

      probability of foreclosure

Similar methods are used to value church mortgage loans held or to be purchased by the Fund.  Additionally, the Fund’s investments in church mortgage loans represent participations in the principal and interest payments from the Mortgagee with the California Baptist Foundation’s Church Loan Fund (“Loan Fund”).The trustee of the investments held by the Loan Fund (including the participations in church mortgage loans with the Fund) is actively seeking to liquidate all of the Loan Fund’s investments. See Note 10. In determining the fair value of the church mortgage loans, the Advisor also considered the potential results of the trustee’s actions, including restructuring, refinance, acceleration of payments or other liquidation of property collateralizing the church mortgage loans.

Because of the inherent uncertainty of valuations determined by utilizing the above procedures, the estimated fair values may differ significantly from the values that another party might estimate or that would have been used had a ready market for the investments existed.  The differences could be material. See Note 10.

U.S. Treasury Obligations held in the Fund’s portfolio may be valued on the basis of prices furnished by one or more pricing services that determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders.  In certain circumstances, portfolio securities will be valued at the last sale price on the exchange that is the primary market for the securities, or the mean price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day.  Short-term obligations held by the Fund that mature in 60 days or less are valued at the amortized cost if their original term to maturity when acquired by the Fund was 60 days or less, or are valued at amortized cost using their value on the 61st day prior to maturity if their original term to maturity when acquired by the Fund was more that 60 days, unless in each case this is determined not to represent fair value.  Repurchase agreements will be valued at cost plus accrued interest. Securities for which there exist no price quotations or valuations and all other assets are valued at fair value as determined in good faith by or on behalf of the Trustees.  Investments in money market funds are generally priced at the money market Fund’s ending Net Asset Value (“NAV”).

In determining fair value, the Fund uses various valuation approaches.  GAAP establishes a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.  Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund.  Unobservable inputs reflect the Fund’s assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 - Quoted prices in active markets for identical assets or liabilities.

Level 2 - Other significant observable inputs, including, but not limited to, quoted prices in markets that are not active, quoted prices for similar securities, interest rates, prepayment speeds and credit risks.

Level 3 - Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following table presents information about the Fund’s assets measured at fair value as of March 31, 2012:

Assets	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of March 31, 2012
Church Mortgage Bonds	$ -	$ -	$ 34,825,953	$ 34,825,953
Church Mortgage Loans	-	-	4,600,094	4,600,094
Short Term Investments	894,852	-	-	894,852
	$ 894,852	$ -	$ 39,426,047	$ 40,320,899

It is the Fund’s policy to recognize transfers between levels at the end of the reporting period. There were no significant transfers between levels during the year ended March 31, 2012.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Church Mortgage Bonds	Church Mortgage Loans	Total
Balance as of 9/30/2011	$ 37,988,510	$ 5,084,428	$ 43,072,938
Accrued Accretion/(Amortization)	(562)	-	(562)
Change in Unrealized Appreciation/(Depreciation)	(2,304,137)	(472,970)	(2,777,107)
Realized Gain/(Loss)	(63,800)	-	(63,800)
Net Purchase/(Sales and Paydowns)	(794,058)	(11,364)	(805,422)
Transfers In/(Out) of Level 3	-	-	-
Balance as of 3/31/2012	$ 34,825,953	$ 4,600,094	$ 39,246,047

The total change in unrealized appreciation/(depreciation) included in the Statement of Operations attributable to Level 3 investments still held at March 31, 2012 includes:

Change in Unrealized
Appreciation/(Depreciation)
Church Mortgage Bonds	$(2,304,137)
Church Mortgage Loans	(472,970)
Total	$(2,777,107)

Security Transactions and Investment Income

For financial reporting purposes, portfolio security transactions are recorded on the trade date.  Net realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes.  Interest income, adjusted for accretion of discounts and amortization of premiums, is recorded on the accrual basis.  Debt obligations may be placed in a non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful as identified by the Adviser as part of the valuation process. The treatment of such accruals and receivables may be different for federal income tax purposes.

Purchases and sales of investment securities (excluding short-term investments, U.S. government and U.S. government agency securities) aggregated $0 and $805,423, respectively, for the six months ended March 31, 2012.

Dividends and Distributions

Effective October 1, 2010, dividends are declared and paid quarterly.  Distributions from net realized capital gains, if any, will be declared and distributed at least annually.

Income dividends and capital gains distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP, primarily due to timing differences in the recognition of income, gains and losses by the Fund.  To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.

Federal Income Taxes

The Fund intends to qualify as a regulated investment company under Sub-chapter M of the Internal Revenue Code and accordingly will generally not be subject to federal and state income taxes or federal excise taxes to the extent that the fund intends to make sufficient distributions of net investment income and net realized capital gains.  For the six months ended March 31, 2012, the Fund qualified under the provisions and accordingly, no provision for federal income tax has been made.

As of and during six months ended March 31, 2012, the Fund did not have a liability for any unrecognized tax benefits.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Fund’s Statement of Operations.  During the six months ended March 31, 2012, the Fund did not incur any interest or penalties.  The Fund is subject to examination by U.S. federal tax authorities for tax years ending September 30, 2008 and after.  For all open tax years, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Further, management of the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of any unrecognized tax benefits will significantly change over the next fiscal year.

New Accounting Pronouncement

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update: Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and the International Financial Reporting Standards (“ASU 2011-04”). ASU 2011-04 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards. ASU 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

 (4)

INVESTMENT ADVISORY FEE AND OTHER AGREEMENTS

CAMCO, a wholly-owned subsidiary of Capstone Financial Services, Inc. (“CFS”), serves as investment adviser to the Fund.  CAMCO provides investment advisory and administrative services to other investment companies, pension and profit-sharing accounts, corporations and individuals.  Subject to the authority of the Board of Trustees, the Adviser provides the Fund with continuous investment advisory services in accordance with an investment advisory agreement (the "Advisory Agreement") between the Adviser and the Fund.  As compensation for its services as investment adviser, the Fund pays CAMCO, on a monthly basis, an investment advisory fee calculated daily at the annual rate of 0.45% on the first $500 million of the Fund’s average daily net assets.  The rate declines to 0.40% on the next $500 million, and to 0.375% on average daily net assets in excess of $1.0 billion.  For the six months ended March 31, 2012, the Fund incurred advisory fees of $94,366.

CFS Consulting Services, LLC (“CCS”), an affiliate of CAMCO and a wholly owned subsidiary of CFS, serves as administrator for the Fund.  For its services as administrator, CCS receives a monthly fee from the Fund calculated at the annual rate of 0.075% on the first $500 million of the Fund's average daily net assets.  The rate declines to 0.06% on the next $500 million and to 0.05% on average daily net assets in excess of $1.0 billion.  For the six months ended March 31, 2012, the Fund incurred total administrative fees of $15,727.

CCS, pursuant to a Compliance Services Agreement, provided certain compliance services for the Fund and the Board, including the services of the Chief Compliance Officer (“CCO”) for the Fund.  For these services, the Fund paid CAMCO a monthly fee at the annual rate of 0.025% of average daily net assets.  For these services the Fund pays CCS a monthly fee at the annual rate of 0.025% of average daily net assets for compliance services other that the compensation of the CCO. In addition, the CCO compensation is paid monthly at an annual rate of $21,000.  For the six months ended March 31, 2012, the Fund incurred compliance service and CCO fees of $15,973.

Capstone Asset Planning Company (“CAPCO” or “ Distributor”), an affiliate of CAMCO and a wholly-owned subsidiary of Capstone Financial Services, Inc., acts as the principal underwriter of the Fund’s shares pursuant to a written agreement with the Fund (the "Distribution Agreement").  The Distributor has the exclusive right to distribute shares of the Fund through unaffiliated dealers.  The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such Fund shares as may be sold to the public.  The Distributor is not obligated to sell any stated number of shares. During the six months ended March 31, 2012, the distributor received sales charges of $13.  A maximum sales charge of 1.50% was applicable to the sale of Fund shares from January 29, 2009 through July 31, 2010.  From August 1, 2010 through March 31, 2012, a maximum sales charge of 3.25% was applicable to the sale of Fund shares.  Sales charges are waived for qualified fee-based financial advisors and non-profit organizations that have a stated Christian mission and that invest at least $50,000 in the Fund.

The Fund has adopted a Service Plan (the "Plan") which permits the Fund to compensate the Distributor for services and expenses incurred in connection with providing services to the Fund’s shareholders.  These services include, but are not limited to, the payment of compensation to securities dealers (which may include the Distributor itself) and other financial institutions and organizations (collectively, "Service Organizations") to obtain various shareholder services for the Fund.  These services include, among other things, payments to employees or agents of the Distributor who assist in or support the provision of shareholder services, processing new shareholder account applications, preparing and transmitting to the Fund’s Transfer Agent information on transactions by customers and serving as the primary source of information to customers in answering questions concerning the Fund and their transactions with the Fund.  The Plan provides that payments will be made to the Distributor at an annual rate of 0.25% of the average daily net assets of the Fund.  Out of its compensation and subject to applicable regulatory requirements, the Distributor may make reallowances to Service Organizations, the amount of such reallowances to be based on the average daily net asset value of shares of the Fund held by shareholders for whom the Service Organization provides services.  Any remaining amounts not so allocated will be retained by the Distributor. During the six months ended March 31, 2012, fees accrued under the Plan were $52,410 of which $20,899 was voluntarily waived by the Distributor.

Certain officers and trustees of the Fund are also officers of CFS, CAMCO, CAPCO and CCS.

Mutual Shareholder Services, LLC (“MSS”) serves as the Fund’s transfer agent and fund accountant.  Under the terms of the Shareholder Servicing Agreement, MSS will be paid annual per account fees.  Under the terms of the Accounting Agreement, MSS is entitled to a monthly fee calculated at the annual rate of $30,500 on average net assets up to $50 million in addition to fees related to transfer agency services and certain other out of pocket expenses.  For the six months ended March 31, 2012, the Fund incurred transfer agent and accounting fees and expenses of $22,804.

(5)

REPURCHASE OFFERS

Pursuant to the Fund’s fundamental policy (Note 1), the Board of Trustees authorized the Fund to offer to repurchase 5% of its outstanding shares for September 30, 2011.  In accordance with SEC guidelines, the Fund’s Board of Trustees can authorize an additional 2% of the shares outstanding if tendered shares exceed the offered amount.  During the period October 1, 2011 through March 31, 2012, the Fund repurchased shares as follows:

Repurchase request deadline	9/30/2011
Repurchase pricing date	10/7/2011
Shares repurchased	107,975
Percentage of Fund shares outstanding	5.00%

The Fund will, under normal circumstances, price such shares that are repurchased in connection with a repurchase offer at the Fund’s net asset value (“NAV”) determined after the close of business not more than 14 calendar days following the Repurchase Request Deadline, provided it appears that the use of such NAV is not likely to result in significant dilution of the NAV of either shares that are tendered for repurchase or shares that are not tendered.  This policy may be amended by the Fund’s Board of Trustees, subject to applicable regulatory limits and its fundamental policies.

(6)

FEDERAL INCOME TAXES

As of September 30, 2011, the cost of investments, gross unrealized appreciation and depreciation of investment securities and components of distributable earnings on a tax basis were as follows:

Cost of Investments	$52,531,624
Gross unrealized appreciation	$41,593
Gross unrealized depreciation	(6,713,900)
Net unrealized depreciation	(6,672,307)
Undistributed ordinary income	64,364
Undistributed Realized Long Term Capital Gain/(Loss)	(3,139)
Total distributable earnings	$(6,611,082)

As of September 30, 2011, the difference between total distributable earnings on a book basis and tax basis is due primarily to timing differences in recognizing certain organizational expenses related to the commencement of operations, differing treatment for the recognition of interest income, and post-October loss deferral of $64,800.

As of September 30, 2011, the Fund had a capital loss carryforward of which $1,899 expires on September 30, 2016, and $1,240 expires on September 30, 2017.

The tax character of distributions paid for six months ended March 31, 2012 was as follows:

Ordinary income	$ 780,170

The tax character of distributions paid for year ended September 30, 2011 was as follows:

Ordinary income	$ 2,008,998

(7)

SIGNIFICANT RISKS

Concentration Risk. Because the Fund invests principally in church-related obligations that are collateralized by interests in real property, it can be adversely affected by negative developments impacting church-related institutions, as well as by negative developments impacting real property generally. Such developments could include changes in tax or zoning laws, changes in government policies toward church-related institutions, and interest rate and other general economic changes, as well as changes affecting particular neighborhoods.

Church Mortgage Bonds and Loans. There is less readily available, reliable information about most church mortgage bonds and church mortgage loans than is the case for many other types of securities. In addition, there is no nationally recognized independent rating organization that evaluates or provides ratings for church mortgage bonds or church mortgage loans or for borrowers.

Illiquidity. Church mortgage bonds and church mortgage loans are not listed on any national securities exchange or automated quotation system and no active trading market exists for these instruments. As a result, church mortgage bonds and church mortgage loans are generally illiquid, meaning that the Fund may not be able to sell them quickly at a fair price. The risks of illiquidity are particularly important when the Fund's operations require cash, and may in certain circumstances require that the Fund borrow to meet short-term cash requirements. The market for illiquid securities is more volatile than the market for liquid securities. To the extent that a secondary market does exist for church mortgage bonds and church mortgage loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The Fund has no limitation on the amount of its assets that may be invested in securities that are not readily marketable or that are subject to restrictions on resale. The fact that a substantial portion of the Fund's assets will generally be invested in church mortgage bonds and church mortgage loans may restrict the ability of the Fund to dispose of its investments in a timely fashion and at a fair price, and sales of these investments could result in capital losses to the Fund and a decline in the value of shares. An economic downturn, adverse developments affecting real estate or churches, or a substantial increase or decrease in interest rates would adversely affect the value of the Fund's portfolio instruments, and thus of its shares, and would further limit the ability of the Fund to dispose of portfolio securities. Illiquid securities are also difficult to value, meaning that the Fund's calculated net asset value may not accurately reflect the value that could be obtained for its assets upon sale. See Note 10.

Risk of Subordination. Church mortgage bonds and church mortgage loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate these instruments to presently existing or future indebtedness of the borrower or take other action detrimental to holders of the bonds or loans. Such court action could under certain circumstances include invalidation of bonds or loans.

Borrower Credit Risk. Church mortgage bonds and church mortgage loans, like most other debt obligations, are subject to the risk of default. Default in the payment of interest or principal on a church mortgage bond or church mortgage loan results in a reduction in income to the Fund, a reduction in the value of the church mortgage bond or church mortgage loan and a decrease in the Fund's net asset value per share. The risk of default increases in the event of an economic downturn, adverse developments affecting real estate or churches, or a substantial increase in interest rates.

In the event of bankruptcy of a particular issuer, the trustee with respect to a particular obligation may have discretion as to whether to liquidate the underlying collateral unless requested by the holders of a specified percentage of the outstanding unpaid principal amount of the obligation. There is no assurance that the trustee will decide to liquidate, or that the Fund will, alone, satisfy any applicable percentage test to require liquidation. There is also no assurance that the court will give the trustee the full benefit of its senior positions. In the event the trustee decides, or is required, to liquidate the collateral for a church mortgage bond or church mortgage loan, there is no assurance that a buyer will be found or that the sale of the collateral would raise enough cash to satisfy the borrower's payment obligation. If the terms of a church mortgage bond or church mortgage loan do not require the borrower to pledge additional collateral in the event of a decline in the value of the original collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower's obligations under the church mortgage bond or church mortgage loan.

General Credit Risk.  The Fund may invest in obligations that are rated BBB by S&P or Baa by Moody's or that are deemed by the Adviser to be of comparable quality. Such obligations may have speculative characteristics and changes in economic conditions or other circumstances may lead to a weakened capacity to make principal and interest payments relative to obligations deemed of higher quality.

Interest Rate and Maturity Risk. When interest rates fall, the values of already-issued fixed income securities generally increase. The Fund expects that its church mortgage bonds and loans will generally have stated maturities ranging from 15 to 30 years, with an average stated maturity of approximately 20 years, although prepayments will reduce the average maturity. The Fund may also invest in other debt obligations with maturities of approximately from one to fifteen years.  Investors should be aware that the longer the maturity of a fixed rate instrument, the greater the risk. Risks include a greater risk of borrower or issuer default and greater risk that interest rates will rise, which will negatively impact the value of the Fund's portfolio investments and the Fund's shares. Due to the illiquidity of the church mortgage bond and church mortgage loan markets, the Fund may be limited in its ability to turn over its investments to obtain instruments with more attractive rates of return.

Non-Diversified Status. The Fund has registered as a "non-diversified" investment company. This means that it may invest more than 5% of the value of its assets in the obligations of any single issuer, including obligations of a single borrower and thus is likely to have more of its assets invested in fewer issuers than if it were operated as a diversified investment company. The Fund does intend, however, to satisfy tax diversification requirements necessary to enable it to be taxed as a regulated investment company.

(8)

LOAN AGREEMENT

Effective October 12, 2010, the Fund entered into a $1,200,000 loan agreement with Foundation Capital Resources, Inc. with interest at an annual rate of 8.0%.  The loan matured on July 15, 2011. Effective July 15, 2011, the Fund renewed the $1,200,000 loan, plus $7,907 in interest from June 12 to July 15, 2011, through July 15, 2012 at the same interest rate. The loan renewal calls for quarterly principal reductions of $300,000, plus all outstanding unpaid interest on October 15, 2011, January 15, 2012 and April 15, 2012, with any unpaid balances due on July 15, 2012. The Fund paid fees of $12,500 and $12,080 in connection with the initial loan and the loan renewal, respectively.

The Fund is required to maintain portfolio securities having a par value of at least three times the outstanding loan balance as security for the loan.  As of March 31, 2012, $600,000 was outstanding pursuant to the terms of the loan and the Fund had identified with the Fund’s custodian approximately $3,500,000 of the Fund’s portfolio securities to satisfy the security requirement of the loan agreement.

The Investment Company Act of 1940 (“1940 Act”) requires that the Fund maintain 300% asset coverage,  calculated by subtracting the Fund’s total liabilities, not including any amount representing bank loans and senior securities, from the Fund’s total assets and dividing the result by the principal amount of the borrowings outstanding.  As of March 31, 2012, asset coverage was 6,781%.

(9)

CONTINGENCIES AND COMMITMENTS

Under the Fund’s organizational documents its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  Additionally, in the normal course of business, the Fund enters into contracts that contain various representations and warranties and provide general indemnifications.  The Fund’s maximum exposure under these arrangements is dependent on future claims against the Fund and is presently unknown.  However, the Fund considers the risk of loss from such potential claims to be remote.

(10)      GOING CONCERN

As disclosed in the preceding footnotes, the Fund has certain obligations in the upcoming year, including repayment of its note payable, as well as redemption of Fund shareholders in accordance with its annual repurchase offer, requiring specific timely payments.  These obligations, along with the cash flow required to continue operation of the Fund, requires the Fund to be able to timely liquidate certain holdings, or generate other borrowings, in order to meet these obligations. These factors, as well as the current general illiquidity and lack of any secondary market for the Fund’s holdings, create an uncertainty about the Fund’s ability to continue as a going concern. Management of the Fund intends to vigorously pursue sales of the Fund’s holdings and believes that such sales, coupled with the expected liquidation of defaulted securities, an extension of the line of credit and the ongoing collection of interest and principal payments, will be sufficient to satisfy the operating and repurchase funding requirements.

CAPSTONE CHURCH CAPITAL FUND

ADDITIONAL INFORMATION (Unaudited)

       MARCH 31, 2012

PROXY VOTING GUIDELINES

Because the securities in which the Fund invests do not have voting rights, the Fund does not have proxy voting guidelines.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on December 31 and June 30. The Form N-Q filing must be made within 60 days of the end of the quarter.  The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-800-262-6631.  The portfolio holdings are also available at www.churchbondfund.com.

CAPSTONE CHURCH CAPITAL FUND

TRUSTEES AND EXECUTIVE OFFICERS

       MARCH 31, 2012

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the Trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by the Trustees and their affiliations, if any, with Capstone Asset Management Company ("Adviser") and Capstone Asset Planning Company (the "Distributor").

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held By Trustee

Interested Trustee

Edward L. Jaroski * 3700 W Sam Houston Pkwy S Suite #250 Houston, TX 77042 Age: 65	Trustee, President & Chairman of the Board	From 2004	President and Director of Capstone Asset Management Company, Capstone Asset Planning Company and Capstone Financial Services, Inc.; President, CEO and Director of Capstone Financial Solutions, LLC and CFS Consulting Services, LLC from November 2008-Present; President, CEO and Director of Roger H. Jenswold & Company, Inc. from March 2010-Presenrt.	6	Committee Member Theater Under the Stars

Independent Trustees

John R. Parker 3700 W Sam Houston Pkwy S Suite #250 Houston, TX 77042 Age: 66	Trustee	From 2004	Self-employed Investor Consultant	6	None

James F. Leary 10000 N. Central Expressway Suite 400 Dallas, TX 75231 Age: 82	Trustee	From 2004	Financial Consultant; Managing Director of Benefit Capital Southwest	6	Director-Highland Funds Group; Director-Homeowners of America Insurance Company since 2006.

Leonard B. Melley, Jr. ** 6216 Yadkin Road Fayetteville, NC 28303 Age: 53	Trustee	From 2004	CEO/President of Freedom Stores, Inc.	6	None

John M. Briggs, CPA 435 Williams Road Wynnewood, PA 19096-1632 Age: 62	Trustee	From 2005	CPA, Former Treasurer of Susan G. Komen Breast Cancer Foundation from 2005 – 2011.	6	Director-Healthcare Services Group, Inc. Since 1992.
William H. Herrmann, Jr. P.O. Box 6 Bryn Athyn, PA 19009 Age: 65	Trustee	From	Herrmann & Associates, Financial Services	6	None
Executive Officers

Claude C. Cody, IV 3700 W Sam Houston Pkwy S Suite #250 Houston, TX 77042 Age: 60	Sr. Vice President	From 2010

Sr. Vice President  of Capstone Asset Management Company (2009- present);    Senior Vice President & Portfolio Manager/Analyst  of Roger H. Jenswold & Company, Inc. (2005 – present).  Officer of other Capstone Funds.

				N/A	None

Scott Wynant 3700 W Sam Houston Pkwy S Suite #250 Houston, TX 77042 Age: 57	Sr. Vice President	From 2008

Sr. Vice President of Capstone Financial Solutions, LLC and CFS Consulting Services, LLC from November 2008-present; Senior Vice President of Roger H. Jenswold & Company, Inc. from March 2010-Presenrt; Executive Vice President of AG Financial Wealth Management Solutions, LLC from April 1997 – August 2008. Officer of other Capstone Funds

				N/A	Northwest University Foundation (Investment Committee Member) and Christian Investment Forum (Board Member)

Richard A. Nunn 3700 W Sam Houston Pkwy S Suite #250 Houston, TX 77042 Age: 65	Sr. Vice President, Secretary and Chief Compliance Officer	From 2004

Senior Vice President and  Chief Compliance Officer of Capstone Asset Management Company; Senior Vice President of Capstone Financial Services, Inc.;  Senior Vice President and Chief Compliance Officer of Capstone Financial Solutions, LLC from November 2008 – Present; Senior Vice President of CFS Consulting Services, LLC from November 2008-Present; Senior Vice President and  Chief Compliance officer  of Roger H. Jenswold & Company, Inc. from March 2010-Present; Officer of other Capstone Funds; MGL Consulting Corporation, independent consultants, Vice President Regulatory Affairs, 2000-present.  Richard A. Nunn, CPA, Business Consulting.

				N/A	None

Kimberly A. Wallis 3700 W Sam Houston Pkwy S Suite #250 Houston, TX 77042 Age: 44	Asst. Vice President Compliance; also, since August 24, 2006, Asst. Secretary	From 2004

Asst. Vice President Compliance and Assistant Secretary of Capstone Asset Management Company and Capstone Financial Services, Inc.; Senior Vice President Compliance, Chief Compliance Officer and Secretary of Capstone Asset Planning Company, Asst. Vice President Compliance and Asst. Secretary of Capstone Financial Solutions, LLC from November 2008 - Present; Assistant Secretary of CFS Consulting Services, LLC from November 2008 – Present; Asst. Vice President Compliance and Asst. Secretary of Roger H. Jenswold & Company, Inc. from March 2010-Present; Officer of other Capstone Funds.

				N/A	None

Carla Homer 3700 W Sam Houston Pkwy S Suite #250 Houston, TX 77042 Age: 52	Treasurer and Principal Financial Accounting Officer	From 2004

Treasurer of Capstone Asset Management Company, Capstone Asset Planning Company and Capstone Financial Services, Inc.; Treasurer of Capstone Financial Solutions, LLC and CFS Consulting Services, LLC from November 2008 – Present; Treasurer of Roger H. Jenswold & Company, Inc. from March 2010-Present; Officer of other Capstone Funds.

				N/A	None

*

Mr. Jaroski is an "interested person" of the Capstone Church Capital Fund, as defined in the Investment Company Act of 1940, because of his position with the Adviser and Administrator and the Distributor.

**	Mr. Melley is married to the sister of Mr. Jaroski's wife.

Capstone Church Capital Fund

Visit us online at
www.capstonechurchcapitalfund.com

HOW TO GET MORE INFORMATION

Further information about the Fund is contained in:

> The Statement of Additional Information ("SAI"). The SAI contains more detail about some of the matters discussed in this Prospectus. The SAI is incorporated into the Prospectus by reference.
>
> Annual and Semi-Annual Reports about the Fund describe its performance and list its portfolio securities. They also include letters from Fund management describing the Fund's strategies and discussing market conditions and trends and their implications for the Fund.

You may obtain free copies of the SAI or reports, or other information about the Fund or your account by calling 1-800-262-6631.

You may also get copies of the SAI, reports, or other information about the Fund directly from the Securities and Exchange Commission ("SEC") by:

- visiting the SEC's public reference room. (Call 1-202-942-8090 for information or email publicinfo@sec.gov).
- sending a written request, plus a duplicating fee, to the SEC's Public Reference Section, Washington, D.C. 20549-0102.
- visiting the SEC's website — http://www.sec.gov/

The Fund's Investment Company Act File Number with the SEC is: 811-21662.

For more complete information about the Capstone Church Capital Fund, including charges and expenses, contact the Distributor to receive a prospectus. Please read it carefully before you invest or send money.

Capstone Asset Planning Company
3700 W. Sam Houston Parkway S., Suite 250
Houston, Texas 77042
1-800-262-6631
info@capstonechurchcapitalfund.com

Item 2. Code of Ethics.

(a) As of the end of the period covered by the contained in Item 1 of this Form N-CSR, the registrant has adopted a code of ethics (“Code”), as defined in Item 2 of Form N-CSR, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

This code of ethics is included as an exhibit.

(b) During the period covered by the report, with respect to the registrant's code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The Registrant's Board of Trustees has determined that the Registrant has at least one Audit Committee Financial Expert serving on its Audit Committee.

3(a)(2) The Audit Committee Financial Expert is John Briggs, who is "Independent" for purposes of this item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.

Not applicable.

Item 6.  Schedule of Investments.

A Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.  Proxy Voting Policies and Procedures

Capstone Asset Management Co.

Proxy Voting Policies and Procedures

Adopted:    March 1, l994

Revised:     May 1, 1999

Further Revised:  June 30, 2003

Further Amended:  July 8, 2004

Amended:  September 18, 2008

I.

Statement of Policy

It is the policy of Capstone Asset Management Company ("CAMCO") to vote proxies on securities held by its clients for which CAMCO exercises voting authority, including CAMCO's registered investment company clients, ("Clients") in the best interests of those Clients and without regard to the interests of the Adviser or any other client of the Adviser, and of Fund shareholders, in accordance with CAMCO's fiduciary duties under applicable law and in compliance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended ("Advisers Act").  CAMCO has adopted these proxy voting policies and procedures ("Procedures") for the voting of proxies relating to securities held in client accounts as to which CAMCO has voting authority, directly or indirectly.  Indirect voting authority exists where CAMCO's voting authority is implied by a general obligation of investment authority without reservation of proxy voting authority.  The Boards of Directors/Trustees of investment companies ("Funds") for which CAMCO acts as investment adviser, and for which CAMCO has discretionary authority to vote proxies, have directed CAMCO to follow these Procedures in voting proxies for the Funds.

II.

Limitations on Policy

a.

Client Instructions or Restrictions - CAMCO's exercise of voting rights for Client securities is subject to any applicable implementable instructions or restrictions that may be imposed by a particular Client, from time to time.  In such a case, CAMCO may vote proxies for a particular Client differently from those voted for a Client that does not provide instructions or restrictions.

b.

c.

Securities on Loan - CAMCO may determine not to vote proxies in respect of securities of any issuer if it determines it would be in its client's overall best interests not to vote.  Such determination may apply in respect of all client holdings of the securities or only certain specified clients, as the Adviser deems appropriate under the circumstances.  As examples, CAMCO may determine: (a) not to recall securities on loan if, in its judgment, the negative consequences to clients of disrupting the securities lending program would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience outweighs the benefits to clients of voting the securities.

III.

Conflicts of Interest

If CAMCO determines that voting proxies with respect to a particular security would involve a material conflict between the interests of CAMCO and its affiliates, on the one hand, and those of one or more Clients, on the other, CAMCO will choose one of the following options:

o

Cause the proxies to be "echo voted" -- i.e., in the same proportion as the votes of non-Client holders of the particular security;

o

o

Refer the voting decision to the Client;

o

Obtain from the Client an acknowledgement and waiver of the conflict to permit CAMCO to vote the proxies in accordance with the policies described in Appendix A.

IV.

Administration

a.

Obtaining Proxy Statements.  CAMCO will take reasonable steps to assure that proxy statements are received from Clients' custodian(s), or any other appropriate person, in a timely manner.  A list of accounts for which CAMCO is required to vote proxies will be maintained.  Periodically a comparison will be performed between proxies received and those proxies required to be voted by CAMCO.  Any discrepancies will be resolved promptly.

b.

Disclosure.  CAMCO will comply with applicable requirements of the Securities and Exchange Commission regarding disclosures to Clients about these Procedures and about particular proxy votes.  In particular, CAMCO will: provide Clients with a description of these Procedures; provide a copy of these Procedures to any Client upon request; and disclose to Clients how they may obtain information from CAMCO about particular proxy votes.

c.

Records.   CAMCO will make, maintain and preserve records related to these Procedures in accordance with applicable regulatory requirements.

d.

Proxy Voting Responsibility.  .

CAMCO has appointed the Chief Investment Officer, or his designee, to be the Proxy Officer responsible for proxy voting (see Appendix B).  The Proxy Officer’s responsibility is to do the following:

o

Supervise the proxy voting process, including the identification  of material conflicts of  interest involving the Adviser and the proxy voting process in respect of securities owned by or on behalf of such clients;

o

Determine how to vote proxies relating to issues not covered by these guidelines; and

o

Determine when the Adviser may deviate from these guidelines.

e.

Compliance Responsibility.  CAMCO has designated the Chief Compliance Officer, or his designee, to monitor compliance with these Procedures and with applicable regulatory requirements.  One or more proxy assistants will be appointed by CAMCO to assist the Chief Investment Officer with his responsibilities.  The proxy assistant may vote on his behalf the routine items as set forth below.

a.

Review of Procedures.  CAMCO will review these Procedures from time to time to assure their continuing appropriateness.

APPENDIX A

PROXY VOTING POLICIES

I. The Board of Directors

A.  Voting on Director Nominees in Uncontested Elections

We will generally vote for nominees.  If we vote against management, the reasons for this decision will be kept in CAMCO's records.

B.  Chairman and CEO are the Same Person

We vote, on a case-by case basis, on shareholder proposals that would require the positions of chairman and CEO to be held by different persons.

C.  Majority of Independent Directors

Shareholder proposals that request that the board be comprised of a majority of independent directors are evaluated on a case by-case basis.

Shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively are reviewed on a case-by-case basis.

D.  Stock Ownership Requirements

We vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

E.  Term of Office

We vote against shareholder proposals to limit the tenure of outside directors.

F.  Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection are evaluated on a case-by-case basis.

We vote against proposals to limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care.

G.  Charitable Contributions

Votes for shareholder proposals to eliminate, direct or otherwise restrict charitable contributions are evaluated on a case-by case basis.

H.  Management Prerogatives

We vote against shareholder proposals the effect of which we believe falls correctly under the perview of management.

II. Proxy Contests

A.  Voting for Directors Nominees in Contested Elections

Votes in a contested election of directors are evaluated on a case-by-case basis, considering the following factors:

o

long-term financial performance of the target company relative to its industry

o

management's track record

o

background to the proxy contest

o

qualifications of director nominees (both slates)

o

evaluation of what each side is offering shareholders as well as the likelihood that the proposed objective and goals can be met

o

stock ownership positions.

B.  Reimburse Proxy Solicitation Expenses

Decisions to provide full reimbursement for dissidents waging a proxy contest are made on a case-by-case basis.

III. Auditors

Ratifying Auditors

o

We will generally vote for the selection of auditors.  If we vote against the selection of auditors, the reasons for this decision will be kept in CAMCO's records.

o

We vote for shareholder proposals that prohibit the audit firm from providing consulting services.

o

We examine on a case-by-case basis, proposals to limit the term of successive engagements of any one audit firm.

IV. Proxy Contest Defenses

A.  Board Structure:  Staggered vs. Annual Elections

We vote against proposals to classify the board.

We vote for proposals to repeal classified boards and to elect all directors annually.

B.  Shareholder Ability to Remove Directors

We vote against proposals that provide that directors may be removed only for cause.

We vote for proposals to restore shareholder ability to remove directors with or without cause.

We vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

We vote for proposals that permit shareholders to elect directors to fill board vacancies.

C.  Cumulative Voting

We vote against proposals to eliminate cumulative voting.

We vote for proposals to permit cumulative voting.

D.  Shareholder Ability to Call Special Meetings

Proposals allowing shareholders to call special meetings are evaluated on a case by case basis.

We generally vote against proposals to restrict or prohibit shareholder ability to call special meetings.

We generally vote for proposals that remove restrictions on the right of shareholders to act independently of management.

E.  Shareholder Ability to Act by Written Consent

We vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

We vote for proposals to allow or make easier shareholder action by written consent.

F.  Shareholder Ability to Alter the Size of the Board

We vote for proposals that seek to fix the size of the board.

We vote against proposals that give management the ability to alter the size of the board without shareholder approval.

V.  Tender Offer Defenses

A.  Poison Pills

We vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

We review, on a case-by-case basis, shareholder proposals to redeem a company's poison pill.

We review, on a case-by-case basis, management proposals to ratify a poison pill.

B.  Fair Price Provisions

We vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more that a majority of disinterested shares.

We vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

C.  Unequal Voting Rights

We vote against dual class exchange offers.

We vote against dual class recapitalizations.

D.  Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

We vote for shareholder proposals to lower supermajority shareholder voter requirements for charter and bylaw amendments.

E.  Supermajority Shareholder Vote Requirement to Approve Mergers

We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

VI. Miscellaneous Governance Provisions

Confidential Voting

We vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows:  In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy.  If the dissidents agree, the policy remains in place.  If the dissidents do not agree, the confidential voting policy is waived.

We vote for management proposals to adopt confidential voting.

VII. Capital Structure

A.  Common Stock Authorization

We review, on a case-by-case basis, proposals to increase the number of shares of common stock authorized for issue.

B.  Blank Check Preferred Authorization

We vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

We review, on a case-by-case basis, proposals that would authorize the creation of new classes or preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

We review, on a case-by-case basis, proposals to increase the number of authorized blank check preferred shares.

C.  Shareholder Proposals Regarding Blank Check Preferred Stock

We vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

D.  Adjust Par Value of Common Stock

We vote for management proposals to reduce the par value of common stock

G.  Preemptive Rights

We review, on a case-by-case basis, proposals to create or abolish preemptive rights.  In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

H.  Debt Restructurings

We review, on a case-by-case basis, proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.  We consider the following issues:

o

Dilution -- How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earning be?

o

Change in Control -- Will the transaction result in a change of control of the company?

o

Bankruptcy -- Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

Generally, we approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

I.  Share Repurchase Programs

We vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

VIII. Executive and Director Compensation

In general, we vote, on a case-by-case basis, on executive and director compensation plans, with the view that viable compensation programs reward the creation of shareholder wealth by having a high payout sensitivity to increases in shareholder value.

A.  Shareholder Proposals to Limit Executive and Director Pay

We review, on a case-by-case basis, all shareholder proposals that seek additional disclosure of executive and director pay information.

We review, on a case-by-case basis, all other shareholder proposals that seek to limit executive and director pay.

B.  Golden and Tin Parachutes

We review, on a case-by-case basis, all proposals to ratify or cancel golden or tin parachutes.

C.  Employee Stock Ownership Plans (ESOPs)

We vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

D.  401(k) Employee Benefit Plans

We vote for proposals to implement a 401(k) savings plan for employees.

IX. State of Incorporation

A.  Voting on State Takeover Statutes

We review, on a case-by-case basis, proposals to opt in or out of share takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, shareholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

B.  Voting on Reincorporation Proposals

Proposals to change a company's state of incorporation are examined on a case-by-case basis.

X.  Mergers and Corporate Restructurings

A.  Mergers and Acquisitions

Votes on mergers and acquisitions are considered on a case-by-case basis, taking into account at least the following:

o	anticipated financial and operating benefits;
o	offer price (cost vs. premium).

B.  Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales are considered on a case-by-case basis.

C.  Spin-offs

Votes on spin-offs are considered on a case-by-case basis, depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

D.  Asset Sales

Votes on asset sales are made, on a case-by-case basis, after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

E.  Liquidations

Votes on liquidations are made, on a case-by-case basis, after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executive managing the liquidation.

F.  Appraisal Rights

We vote for proposals to restore, or provide shareholders with, rights of appraisal.

G.  Changing Corporate Name

We generally vote for changing the corporate name.  If we vote against the proposed change, the reasons will be noted in CAMCO's records.

XI. Mutual Fund Proxies

A.  Election of Directors/Trustees

We vote on director/trustee nominees on a case-by-case basis.

B.  Investment Advisory Agreement

We vote on investment advisory agreements on a case-by-case basis.

C.  Fundamental Investment Restrictions

We vote on amendments to a fund's fundamental investment restrictions on a case-by-case basis.

D.  Distribution Agreements

We vote on distribution agreements on a case-by-case basis.

XII. Social and Environmental Issues

We vote on shareholder proposals on social and environmental issues on a case-by-case basis.

APPENDIX B

1.  Proxy Officers

     Melville Cody

     John Wolf, designee

    Proxy Assistant

     Linda Edney

2.  Individual Responsible for Monitoring Procedure Compliance

     Richard Nunn

     Kimberly Wallis-McLaney, designee

PROXY VOTING -- ADDENDUM

We generally vote routine proxies for management's proposals.  If we vote against management, CAMCO will keep a record of the reasons for such votes.

Routine issues include:

o	Re-election of board members
o	Name changes
o	Appointment of auditors or other professionals

Our guidelines on non-routine issues will be revised from time to time based on our research.  We will vote on these matters generally in accordance with our guidelines, subject to our fiduciary duty and any legal requirements binding the applicable client's proxy votes.  If we vote otherwise than in accordance with our guidelines, the reasons will be noted in CAMCO's records.

Non-routine issues include:

o	Acquisitions
o	Mergers
o	Spin-offs
o	Significant changes in the By-Laws, Articles of Incorporation, etc.
o	Anti-takeover provisions, poison pills
o	Rights offerings
o	Measure in authorized shares of common or preferred stock

Item 8.  Portfolio Manager of Closed-End Funds.

The portfolio manager is Claude C Cody.  Claude Cody began his investment career in 1976 as a securities analyst for American General Insurance Company in Houston.  Later he was promoted to portfolio manager in the equity department.  After American General, Mr. Cody managed fixed income and equity portfolios for a variety of financial institutions that included pension funds, savings institutions, insurance companies and mutual funds.  Most recently, he was a Senior Portfolio Manager at AIM Management and was responsible for the AIM Balanced Fund.  Mr. Cody joined Capstone Asset Management Company as a Senior Vice President in 2009 and became a co-lead portfolio manager of the Fund on January 28, 2010.  Effective August 1, 2010, Mr. Cody became the Fund’s sole portfolio manager.

The numbers of registered investment company accounts and private accounts, and assets in each category, managed by the portfolio manager as of September 30, 2010 is indicated in the following table. The portfolio manager referenced in the table below does not manage any pooled investment vehicles other than registered investment companies.

Portfolio Manager	Number of Registered Investment Companies	Assets under management (in millions)	Number of Private Accounts	Assets under management (in millions)	Total Assets (in millions)

Claude C. Cody	2	$175,478,380	926	$370,647,756	$546,126,136

None of the accounts managed by the portfolio manager has a performance fee-based investment advisory fee. The compensation of the portfolio manager is derived 75% from base salary and 25% from CAMCO's profit sharing plan. The portfolio manager participates in normal corporate benefits, including group life and health insurance, 401(k) plan with a corporate matching contribution calculated in the same manner as for all other participating employees, and vacation.

 Ownership of Securities:

The following table shows the dollar range of shares of the Fund owned by the Portfolio Manager as of March 31, 2011, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.

Portfolio Manager	Dollar Range of Fund Shares Owned
Claude C. Cody	$0

(b)                                 Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

Item 11.  Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is (i) accumulated and communicated to the registrant’s management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

The Code of Ethics Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CAPSTONE CHURCH CAPITAL FUND

By /s/Edward L. Jaroski

   Edward L. Jaroski

   President

Date June 11, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Edward L. Jaroski

   Edward L. Jaroski

   President

Date June 11, 2012

By /s/Carla Homer

   Carla Homer

   Treasurer

Date June 11, 2012